Exhibit 99.2

Mars Oil Pipeline Company

(A general partnership)

Condensed Financial Statements (Unaudited)

Nine Months Ended September 30, 2014 and 2013

Mars Oil Pipeline Company

(A general partnership)

Table of Contents

Nine Months Ended September 30, 2014 and 2013

Page(s)

Condensed Financial Statements (Unaudited)

Balance Sheets	3

Statements of Income	4

Statement of Partners’ Capital	5

Statements of Cash Flows	6

Notes to Financial Statements	7–11

Mars Oil Pipeline Company

(A general partnership)

Condensed Balance Sheets (unaudited)

	September 30, 2014	December 31, 2013

Assets
Current assets
Cash and cash equivalents	$22,322,593	$27,677,178
Accounts receivable
Related parties	10,466,449	9,484,523
Third parties, net	3,119,415	2,167,528
Materials and supplies inventory	276,517	300,013
Allowance oil	6,556,908	2,755,315
Other current assets	1,086,791	764,339

Total current assets	43,828,673	43,148,896

Property, plant and equipment	$298,155,975	$298,318,213
Accumulated depreciation	(86,936,510)	(79,462,289)

Property, plant and equipment, net	211,219,465	218,855,924

Advance for operations to related party	538,000	538,000
Other assets	1,624,784	4,325,681

Total assets	$257,210,922	$266,868,501

Liabilities and Partners’ Capital
Current liabilities
Accounts payable and accrued liabilities	$1,735,759	$7,984,590
Payable to related parties	4,686,627	6,925,874

Total current liabilities	6,422,386	14,910,464

Commitments and contingencies (Note 6)

Partners’ capital	250,788,536	251,958,037

Total liabilities and partners’ capital	$257,210,922	$266,868,501

The accompanying notes are an integral part of these financial statements.

Mars Oil Pipeline Company

(A general partnership)

Condensed Statements of Income (unaudited)

	Nine Months Ended September 30,
	2014	2013

Revenue
Related parties	$98,148,783	$57,731,116
Third parties	17,614,669	33,743,378

Total revenue	115,763,452	91,474,494

Costs and expenses
Operations	34,488,405	32,620,396
Maintenance	2,353,692	2,477,746
General and administrative	1,586,162	3,310,093
Depreciation and amortization	10,204,455	3,974,937
Property taxes	1,468,011	1,764,318
Net loss from pipeline operations	221,524	2,786,606

Total costs and expenses	50,322,249	46,934,096

Operating income	65,441,203	44,540,398

Other expense (income)
Loss on disposition of asset	1,607,788	—
Other expense (income)	2,916	(2,355)

Net income	$63,830,499	$44,542,753

The accompanying notes are an integral part of these financial statements.

Mars Oil Pipeline Company

(A general partnership)

Condensed Statement of Changes in Partners’ Capital (unaudited)

	Shell Pipeline Company LP	BP Offshore Pipelines, Inc	Total

Partners’ capital at December 31, 2013	$180,149,995	$71,808,042	$251,958,037
Cash distributions	(46,475,000)	(18,525,000)	(65,000,000)
Net income	45,638,807	18,191,692	63,830,499

Partners’ capital at September 30, 2014	$179,313,802	$71,474,734	$250,788,536

The accompanying notes are an integral part of these financial statements.

Mars Oil Pipeline Company

(A general partnership)

Condensed Statements of Cash Flows (unaudited)

	Nine Months Ended September 30,
	2014	2013

Cash flows from operating activities
Net income	$63,830,499	$44,542,753
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation and amortization	10,204,455	3,974,937
Loss on sale of assets	1,607,788	—
Bad Debt Expense	9,193	—

Changes in working capital
Decrease (increase) in accounts receivable	(1,943,005)	6,990,463
Increase in materials & supplies inventory and allowance oil	(3,999,621)	(4,468,702)
Increase in prepaid expenses and other assets	(322,453)	(313,254)
Decrease in accounts payable and accrued liabilities	(1,995,901)	(2,371,016)
Increase in payable to related parties	3,706,329	2,833,443
Net loss from pipeline operations	221,524	2,786,606

Net cash provided by operating activities	71,318,808	53,975,230

Cash flows from investing activities
Capital expenditures	(12,150,571)	(60,264,812)
Proceeds from sale of assets	477,178	—

Net cash used in investing activities	(11,673,393)	(60,264,812)

Cash flows from financing activities
Distributions to partners	(65,000,000)	—

Net cash used in financing activities	(65,000,000)	—

Decrease in cash and cash equivalents	(5,354,585)	(6,289,582)
Cash and cash equivalents at the beginning of the period	27,677,178	28,859,039

Cash and cash equivalents at the end of the period	$22,322,593	$22,569,457

Supplemental cash flow disclosures
Change in accrued capital expenditures	$(10,198,506)	$951,189

The accompanying notes are an integral part of these financial statements.

Mars Oil Pipeline Company

(A general partnership)

Notes to Condensed Financial Statements (unaudited)

1.	Organization and Business

Mars Oil Pipeline Company (“we,” “us,” “our,” the “Partnership”) is a Texas general partnership formed in 1996 which owns and operates a pipeline system for the transportation of crude oil from Mississippi Canyon Block 807 in the Gulf of Mexico, offshore Louisiana, to Clovelly, Louisiana. The pipeline system is regulated by the Federal Energy Regulatory Commission (“FERC”), where applicable, and tariff rates are calculated in accordance with guidelines established by the FERC.

The Partnership is owned by Shell Pipeline Company LP (“Shell Pipeline”), an indirect wholly owned subsidiary of Shell Oil Company (“Shell Oil”), and BP Offshore Pipelines, Inc. (“BP”), (the “Partners”.) Each partner contributed cash and certain pipeline related assets. In accordance with the partnership agreement (the “Partnership Agreement”), the historical relative sharing ratios between the Partners for all revenues, costs and expenses were 71.5% to Shell Pipeline and 28.5% to BP.

2.	Summary of Significant Accounting Policies

The accounting policies are set forth in Note 2 of the Notes to Financial Statements in our annual report for the year ended December 31, 2013. There have been no significant changes to these policies during the nine months ended September 30, 2014.

Basis of Presentation

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”). Certain reclassifications have been made to the previous year to conform to the 2014 presentation. The unaudited financial statements for the nine months ended September 30, 2014 and 2013 include all adjustments management believes is necessary for a fair statement of the results for the interim periods and are of a normal recurring nature. Operating results for the nine-month period ended September 30, 2014 are not necessarily indicative of the results that may be expected for the full year ended December 31, 2014. The year-end condensed Balance Sheet data was derived from audited financial statements, but does not include all disclosures required by U.S. GAAP. These unaudited condensed financial statements and other information included in this interim report should be read in conjunction with our audited financial statements and notes thereto included in our annual report for the year ended December 31, 2013.

Revision to the 2013 Financial Statements

The Partnership has revised the accompanying condensed Balance Sheet for the year ended December 31, 2013. Subsequent to December 31, 2013 the Partnership identified (1) errors in the Partnership’s process for appropriately classifying third and related party revenues, (2) errors in accrual cutoff periods for Revenues and Allowance Oil gains and losses and (3) misclassification of assets between Property, Plant and Equipment and Other Assets. The errors resulted in an understatement of net income for the year ending December 31, 2013 of $607,344 which is reflected as an adjustment to the 2013 Partners’ Capital balance as of December 31, 2013 in the accompanying condensed Balance Sheet. The Partnership has evaluated the errors detailed above, individually and in aggregate, and concluded that the errors were not material to the previously issued financial statements for the year ended December 31, 2013. The accompanying Statements of Income, Changes in Partners’ Capital and Cash Flows are presented for the first time and appropriately reflect the impact of the above errors. The schedule below provides a summary of the impact of these adjustments on the Partnership’s condensed Balance Sheet.

Mars Oil Pipeline Company

(A general partnership)

Notes to Condensed Financial Statements (unaudited)

	Year Ended December 31, 2013
	As Previously Reported	Adjustments	As Revised
Balance Sheet
Accounts Receivables - Related parties	$9,434,602	$49,921	$9,484,523
Accounts Receivables - Third parties	2,394,884	(227,356)	2,167,528
Allowance Oil	1,884,137	871,178	2,755,315
Total other current assets	13,713,623	693,743	14,407,366
Property, plant and equipment, net of accumulated depreciation	220,570,897	(1,714,973)	218,855,924
Other assets	2,697,107	1,628,574	4,325,681
Total assets	266,261,157	607,344	266,868,501
Partners’ capital	251,350,693	607,344	251,958,037
Total liabilities and partner’ capital	266,261,157	607,344	266,868,501

Recent Accounting Pronouncements

In April 2014, the FASB issued accounting standards updates to Topic 205, “Presentation of Financial Statements” and to Topic 360, “Property, Plant, and Equipment” to change the criteria for reporting discontinued operations. This accounting standard update raises the threshold for a disposal transaction to qualify as a discontinued operation and requires additional disclosures about discontinued operations and disposals of individually significant components that do not qualify as discontinued operations. The adoption of this guidance, effective January 1, 2015, will not affect the financial position or results of operations of the Partnership; however, it may result in changes to the manner in which future dispositions of operations or assets, if any, are presented in the financial statements, or it may require additional disclosures.

In May 2014, the FASB and the International Accounting Standards Board issued a new accounting standard, Topic 606, “Revenue from Contracts with Customers,” to clarify the principles for recognizing revenue. The core principle of the new standard is that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods and services. The standard also requires improved interim and annual disclosures that enable the users of financial statements to better understand the nature, amount, timing, and uncertainty of revenues and cash flows arising from contracts with customers. The accounting standards update was to be effective on a retrospective or modified retrospective basis for annual reporting periods beginning after December 15, 2016, and interim periods within those years, with no early adoption permitted. However, in April 2015, the FASB proposed to defer the effective date to annual reporting periods beginning after December 15, 2017. In July 2015, the FASB affirmed its proposal to defer the effective date by one year. The FASB also decided to permit early adoption, but not before the original public entity effective date of December 15, 2016. Management is currently evaluating the effect that adopting this new standard will have on the consolidated financial statements and related disclosures.

In August 2014, the FASB issued accounting standards update, Subtopic 205-40, “Presentation of Financial Statements—Going Concern,” requiring management to evaluate whether events or conditions could impact an entity’s ability to continue as a going concern within one year after the date that the financial statements are issued (or available to be issued) and to provide disclosures if necessary. Disclosures will be required if conditions give rise to substantial doubt and the type of disclosure will be determined based on whether management’s plans will be able to alleviate the substantial doubt. The accounting standards update will be effective for the first annual period ending after December 15, 2016, and for annual periods and interim periods thereafter with early application permitted. The adoption of this guidance is not expected to affect the financial position or results of operations of the Partnership.

Mars Oil Pipeline Company

(A general partnership)

Notes to Condensed Financial Statements (unaudited)

In January 2015, the FASB issued accounting standards update, Subtopic 225-20, “Simplifying Income Statement Presentation by Eliminating the Concept of Extraordinary Items.” The adoption of this guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2015, with early adoption permitted. The adoption of this guidance will not affect the current financial position or results of operations of the Partnership.

In June 2015, the FASB issued an accounting standards update, “Technical Corrections and Improvements,” which covers a wide range of topics in the codification. The amendments in this update represent changes to clarify the codification, correct unintended application of guidance, or make minor improvements to the codification that are not expected to have a significant effect on current accounting practice or create a significant administrative cost on most entities. The Partnership does not anticipate that the adoption of this standard will have a material impact on its financial statements and footnote disclosures.

3.	Property, Plant and Equipment

Property, plant and equipment consisted of the following at September 30, 2014 and December 31, 2013:

	September 30, 2014	December 31, 2013

Rights-of-way	$10,374,182	$10,361,114
Buildings	3,954,126	3,954,126
Line pipe, equipment and other pipeline assets	282,082,560	132,548,877
Office, communication and data handling equipment	651,592	651,592
Construction work-in-progress	1,093,515	150,802,504

	298,155,975	298,318,213
Accumulated depreciation	(86,936,510)	(79,462,289)

Total property, plant and equipment, net	$211,219,465	$218,855,924

Depreciation expense on property, plant and equipment of $7,503,557 and $3,678,875 is included in “Depreciation and amortization” in the accompanying condensed Statements of Income for the nine-month periods ended September 30, 2014 and September 30, 2013, respectively.

In 2009, the Partnership began construction of the Olympus pipeline, which transports crude oil from a region in the Gulf of Mexico adjacent to the region that the Mars pipeline services. In 2014, excess pipe associated with the project, with an original cost of $2,084,966, was sold at auction for $477,178. As a result, the Partnership recognized a loss of $1,607,788 included under the “Other expense (income)” heading in the accompanying condensed Statement of Income for the period ended September 30, 2014.

4.	Other Assets

The Partnership paid $5,921,228 during 2004 to replace a Brine pipeline owned by a related party. The Partnership was contractually obligated to make capital improvements to the asset as part of the

Mars Oil Pipeline Company

(A general partnership)

Notes to Condensed Financial Statements (unaudited)

terms of the operating agreement. The costs associated with the Brine String Project were capitalized and were being amortized over an estimated useful life of 15 years. In February 2015, it was determined the improvements had no future economic useful life as of September 30, 2014 and the remaining $1,973,743 of costs were written off as of September 30, 2014 and is included in Depreciation and amortization within the condensed accompanying Statements of Income.

5.	Related Party Transactions

The Partnership derives a significant portion of its transportation, allowance oil and rental revenues from related parties, which are based on published tariffs and contractual agreements, and amounted to $98,148,783 and $57,731,116 for the nine-month periods September 30, 2014 and September 30, 2013, respectively. All such transactions are considered to be within the ordinary course of business. At September 30, 2014 and December 31, 2013, the Partnership had related party receivables of $10,466,449 and $9,484,523, respectively.

The Partnership has no employees and relies on the operator, Shell Pipeline, to provide personnel to perform daily operating and administrative duties on behalf of the Partnership. In accordance with the terms of the operating agreement, the operator has charged the Partnership for expenses incurred on behalf of the Partnership in amounts of $4,845,699 and $5,642,690 for the nine months ending September 30, 2014 and September 30, 2013, respectively which are included in “Operations and Maintenance” within the accompanying condensed Statements of Income. Payments made by Shell Pipeline related to the Olympus Project in 2014 and 2013 were $2,083,911 and $13,847,164 for the nine-month periods ended September 30, 2014 and 2013, respectively. With the completion of the Olympus project in 2013, the amounts paid by Shell Pipeline related to the Olympus project decreased significantly in 2014.

Substantially all expenses incurred by the Partnership are paid by Shell Pipeline on the Partnership’s behalf. At September 30, 2014 and December 31, 2013, the Partnership owed $504,720 and $3,590,097 respectively, to reimburse Shell Pipeline for these expenses. At September 30, 2014 and December 31, 2013, the Partnership had a receivable balance of $611,747 and $700,934, respectively, from Shell Pipeline, which includes advance payments made by the Partners to Shell Pipeline and owed to the Partnership for operating expenses.

The Partnership operates under a joint tariff, which the Partnership is responsible for billing and collecting cash on behalf of two interconnecting pipelines, the Amberjack Pipeline Company and URSA Oil Pipeline Company LLC, which are owned by related parties.

Employees who directly or indirectly support our operations participate in the pension, postretirement health and life insurance, and defined contribution benefit plans sponsored by Shell Oil, which includes other Shell Oil subsidiaries. Our share of pension and postretirement health and life insurance costs for the nine-month periods ended September 30, 2014 and September 30, 2013 was $225,606 and $249,600, respectively. Our share of defined contribution plan costs for the same periods was $59,600 and $93,900, respectively. Pension and defined contribution benefit plan expenses are included in “General and administrative costs and expenses” in the accompanying condensed Statements of Income.

The Partnership has several lease agreements with a related party for cavern space. For the nine-month periods ended September 30, 2014 and 2013, payments made to the related party for costs related to cavern operations and usage totaled $27,080,428 and $29,000,751 respectively and are included primarily in “Operations” within the accompanying condensed Statements of Income. At September 30, 2014 and December 31, 2013, the Partnership had a payable balance of $2,923,627 and $3,335,777 respectively.

Mars Oil Pipeline Company

(A general partnership)

Notes to Condensed Financial Statements (unaudited)

6.	Commitments and Contingencies

In the ordinary course of business, the Partnership is subject to various laws and regulations, including regulations of the FERC. In the opinion of management, compliance with existing laws and regulations will not materially affect the financial position, results of operations, or cash flows of the Partnership. We are subject to several lease agreements which are accounted for as operating leases and the minimum lease payments over the next five years are disclosed in our annual financial statements.

7.	Subsequent Events

In preparing the accompanying financial statements, we have reviewed events that have occurred after September 30 2014, up until July 16, 2015, the date the financial statements were issued.

On November 3, 2014, Shell Midstream Partners, L.P. (“SMP”) completed an initial public offering of 46,000,000 common units. In connection with this offering and pursuant to the Contribution, Assumption, and Assignment Agreement (“Contribution Agreement”), Shell Pipeline contributed 40% of its 71.5% interest in the Partnership to SMP, which resulted in SMP holding a 28.6% ownership interest in the Partnership. As a result of this contribution, Shell Pipeline owns a 42.9% interest in the Partnership. BP’s 28.5% ownership interest in the Partnership was unaffected by the Contribution Agreement. SMP and Shell Pipeline are considered one party in establishing voting rights in accordance with amendments to the Partnership Agreement.